UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2011

Date of reporting period: March 31, 2011

ITEM 1.

REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2011 Semi-Annual Report
March 31, 2011

2011 Semi-Annual Report
March 31, 2011

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2011 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *

Ellsworth market price	4.10%	15.27%	5.84%	4.79%	16.39%
Ellsworth net asset value	4.78	16.44	4.82	4.85	12.36
Bank of America Merrill Lynch All
Convertibles Index	5.07	16.15	5.66	6.14	12.74
S&P 500® Index	5.92	15.66	2.63	3.29	16.40
Barclays Aggregate Bond Total Return Index	0.86	7.46	6.49	5.80	6.33

Bank of America Merrill Lynch All Convertibles Index and S&P 500® Index performance data in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Ellsworth’s 10 year performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

		Net Asset Values		Market Prices (NYSE Amex symbol: ECF)
Qtr. Ended	High	Low	Close	High	Low	Close

6/30/10	$8.02	$7.31	$7.33	$7.16	$6.31	$6.39
9/30/10	7.96	7.28	7.95	7.17	6.35	7.17
12/31/10	8.38	7.93	8.38	7.35	7.01	7.35
3/31/11	8.73	8.42	8.71	7.65	7.34	7.58

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total

5/13/10	5/27/10	$0.0675	$—	$0.0675
8/12/10	8/26/10	0.0675	—	0.0675
10/21/10	11/24/10	0.0710	—	0.0710
2/10/11	2/24/11	0.0610	—	0.0610

		$0.2670	$—	$0.2670

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders

May 13, 2011

          This June marks the twenty-fifth anniversary of Ellsworth Fund Ltd. Over the past twenty-five years the Fund has sought to provide shareholders with a professionally managed portfolio comprised primarily of convertible securities. The convertible securities market has changed in many ways since 1986, but convertible securities have remained essentially the same. However, because many new issues are made available only to qualified institutional buyers, or QIBs, we believe that it is more difficult for individuals to invest in convertible securities outside of a fund than it was in 1986. The potential for convertible securities to provide total returns that are competitive with thoses of equities, with higher income and less volatility, remains true today. As discussed below, we believe that the Fund has been successful in providing such returns.

          As of March 31, 2011 the cumulative value of the Bank of America Merrill Lynch All Convertibles Index (BAML Index) had risen to $238 billion from $231 billion at year-end 2010. The BAML Index has added 59 new issues worth $26.7 billion during the past six months. There are 567 issues in the BAML Index with an average current yield of 3.19% and a premium to conversion value of 49.4%. The equity sensitivity of the issues in the BAML Index as measured by parity delta is at a moderate level of 0.66. In the current low interest rate environment that premium level seems reasonable. The parity delta measure indicates that the BAML Index is sensitive to price movements in the underlying stocks. If interest rates rise, however, premium levels would have to fall to maintain the same sensitivity. Convertible securities, taken in the aggregate, appear to be fairly valued at this time. Specific issues, however, may be judged attractive on their own.

          Over many years and many economic cycles we have observed that the prices of the underlying equity securities affect the performance of convertible securities far more than changes in interest rates do. Bank of America Merrill Lynch, in a report dated February 8, 2011, confirmed our observations. The report found the correlation between convertible securities prices and interest rates over 37 years of data to be extremely low, whereas the correlation between convertible securities prices and equity prices was significant.

          Performance for Ellsworth Fund’s second fiscal quarter of 2011 was enhanced by its exposure to the Energy and Consumer Goods industries. Performance was held back, however, by the Fund’s exposure to Insurance, as well as to the Metals and Mining industry. As indicated in the performance chart on the opposite page of this Semi-Annual Report, the Fund’s net asset value (NAV) outperformed the BAML Index for the one-, five-and ten-year periods, and performed in line with the BAML Index for the three-month period ended March 31, 2011 (when the NAV is adjusted for the fiscal 2004 rights offering and the fact that the Index does not include expenses). The Fund’s market return underperformed the BAML Index for the three months, one, five and ten years ended March 31, 2011. The volatility of the Fund’s NAV, as measured by standard deviation, was lower than that of the BAML Index for the ten-year period. The Fund seeks to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility. We therefore note with pride that the Fund’s NAV outperformed equities, as represented by the S&P 500® Index, for the one, five and ten years presented. The Fund’s shares also outperformed the S&P 500® Index for the five-and ten-year periods presented. Both the NAV and the Fund’s shares did so with lower 10-year volatility, as measured by standard deviation, than the S&P 500® Index.

continued on the following page

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders (continued)

The results of the 2011 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its April meeting, the Board of Trustees of the Fund declared a distribution of $0.061 per share, consisting of undistributed net investment income. The distribution will be payable on May 26, 2011 to shareholders of record on May 12, 2011.

Thomas H. Dinsmore
Chairman of the Board

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

EMC Corp.	$3,249,000	2.8%
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Intel Corp.	2,731,875	2.4

Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Nuance Communications, Inc.	2,517,500	2.2

Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, or entering a destination into a navigation system.

Vale S.A.	2,390,450	2.1
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

SunPower Corp.	2,316,750	2.0
SunPower is a vertically integrated solar products and services company that designs, manufactures and markets high-performance solar electric power technologies.

Verizon Communications Inc.	2,312,400	2.0

Verizon is a provider of communications services. The company has two segments: Domestic Wireless and Wireline. Its Domestic Wireless’ communications products and services include wireless voice and data services and equipment sales, which are provided to consumer, business and government customers across the U.S. Wireline’s communications products and services include voice, Internet access, broadband video and data, Internet protocol network services, network access and other services.

Equinix, Inc.	2,301,875	2.0
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

AT&T Inc.	2,142,000	1.8

AT&T is a provider of telecommunications services in the U.S. and world-wide. These include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, and video services. It operates in four segments: wireless, which provides both wire-less voice and data communications services across the U.S. and in foreign countries; wireline, which provides landline voice and data communication services and managed networking to business customers; advertising solutions; and other, which provides results from customer information services and all corporate and other operations.

Total	$19,961,850	17.3%

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Major Industry Exposure

% Total Net Assets

Energy	13.5%
Telecommunications	12.7
Financial Services	10.0
Pharmaceuticals	9.7
Computer Software	6.3
Metals and Mining	5.9
Banking/Savings and Loan	5.7
Healthcare	5.2
Semiconductors	5.1
Computer Hardware	3.5

Total	77.6%

Major Portfolio Changes by underlying common stock
Six months ended March 31, 2011

ADDITIONS	REDUCTIONS

Chemed Corp.	ADC Telecommunications, Inc.

Crown Castle International Corp.	Anixter International, Inc.

Digital River Inc.	Cephalon, Inc.

Equinix, Inc.	Charles River Labs International, Inc.

Fifth Third Bancorp	Coinstar, Inc.

General Motors Co.	Commscope, Inc.

Gilead Sciences, Inc.	Equinix, Inc.

MetLife, Inc.	Ford Motor Co.

Nextera Energy, Inc.	Gilead Sciences, Inc.

PPL Corp.	Greatbatch, Inc.

SBA Communications Corp.	Lifepoint Hospitals, Inc.

Stanley Black & Decker	LSB Industrials, Inc.

Telecommunication Systems, Inc.	Owens-Brockway Glass Container

Tower Group, Inc.	SBA Communications Corp.

United Continental Holdings	Teva Pharmaceutical Finance Co. B.V.

Webmd Health Corp.	Whiting Petroleum Corp.

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDER
Portfolio of Investments March 31, 2011 (unaudited)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - 65.0%

Aerospace and Defense - 1.9%
Alliant Techsystems, Inc., 2.75%, Due 9/15/11, (BB)	$1,000,000	$1,012,500
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (B)	250,000	260,950
Kaman Corp., 3.25%, Due 11/15/17, (BBB) (1)	750,000	925,312

		2,198,762

Automotive - 1.8%
Titan International, Inc., 5.625%, Due 1/15/17, (B)	750,000	2,108,438

Computer Hardware - 3.5%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,900,000	3,249,000
NetApp, Inc., 1.75%, Due 6/1/13, (A)	500,000	795,625

		4,044,625

Computer Software - 6.3%
Digital River, Inc., 2.00%, Due 11/1/30, (BBB) (1)	1,100,000	1,152,250
GSI Commerce, Inc., 2.50%, Due 6/1/27, (BBB)	500,000	565,000
Microsoft Corp., 0%, Due 6/15/13, (AAA) (2)	500,000	524,375
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	2,000,000	2,517,500
RightNow Technologies, Inc., 2.50%, Due 11/15/30, (NR) (1)	250,000	303,750
Rovi Corp., 2.65%, Due 2/15/40, (BBB)	1,000,000	1,328,750
THQ, Inc., 5.00%, Due 8/15/14, (B)	500,000	491,875
WebMD Health Corp., 2.50%, Due 1/31/18, (NR) (1)	500,000	505,000

		7,388,500

Construction Material - 0.9%
CEMEX, S.A.B. de C.V., 4.875%, Due 3/15/15, (B)	1,000,000	1,025,000

Consumer Goods - 0.3%
Regis Corp., 5.00%, Due 7/15/14, (BB)	250,000	335,938

Data Processing - 0.5%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (BBB)	500,000	530,625

Energy - 7.0%
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	1,020,000
McMoRan Exploration Co., 5.25%, Due 10/6/11, (B)	590,000	685,875
Oil States International, Inc., 2.375%, Due 7/1/25, (A)	500,000	1,206,250
Renesola Ltd., 4.125%, Due 3/15/18, (NR) (1)	500,000	541,900
SunPower Corp., 1.25%, Due 2/15/27, (BBB)	1,000,000	982,500
SunPower Corp., 4.50%, Due 3/15/15, (BBB) (1)	1,250,000	1,334,250
Transocean, Inc., 1.50%, Due 12/15/37, (BBB)	1,000,000	978,750
Trina Solar Ltd., 4.00%, Due 7/15/13, (NR)	750,000	1,418,438

		8,167,963

Financial Services - 6.5%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (NR)	1,250,000	1,457,812
Ares Capital Corp., 5.75%, Due 2/1/16, (BBB) (1)	250,000	267,812
Euronet Worldwide, Inc., 3.50%, Due 10/15/25, (B) (3)	1,000,000	998,750
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (NR)	1,000,000	978,125
National Financial Partners Corp., 4.00%, Due 6/15/17, (NR)	750,000	1,002,188
Old Republic International Corp., 8.00%, Due 5/15/12, (BBB)	1,500,000	1,807,500
Tower Group, Inc., 5.00%, Due 9/15/14, (BBB) (1)	1,000,000	1,103,750

		7,615,937

Foods - 0.5%
Chiquita Brands International, Inc., 4.25%, Due 8/15/16, (B)	581,000	607,145

Healthcare - 5.2%
Chemed Corp., 1.875%, Due 5/15/14, (AA)	890,000	933,388
China Medical Technologies, Inc., 4.00%, Due 8/15/13, (B)	1,000,000	901,250
Integra Lifesciences Holdings Co., 2.375%, Due 6/1/12, (BBB)	1,067,000	1,080,338
Kinetic Concepts, Inc., 3.25%, Due 4/15/15, (BB)	1,250,000	1,560,938

continued

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments March 31, 2011 (continued)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Healthcare - continued
Omnicare, Inc., 3.25%, Due 12/15/35, (BB) (3)	$254,000	$236,855
Sonosite, Inc., 3.75%, Due 7/15/14, (BBB)	1,250,000	1,401,562

		6,114,331

Metals and Mining - 3.3%
Jaguar Mining, Inc., 4.50%, Due 11/1/14, (B)	525,000	465,938
James River Coal Co., 3.125%, Due 3/15/18, (BB) (1)	125,000	132,812
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BBB)	1,000,000	1,238,100
Northgate Minerals Corp., 3.50%, Due 10/1/16, (BB)	600,000	596,250
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BB)	600,000	699,000
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	375,000	685,781

		3,817,881

Pharmaceuticals - 8.2%
Amgen, Inc., 0.375%, Due 2/1/13, (A)	1,000,000	998,750
Amylin Pharmaceuticals, Inc., 3.00%, Due 6/15/14, (CCC)	500,000	432,500
Cephalon, Inc., 2.50%, Due 5/1/14, (A)	500,000	599,375
Cubist Pharmaceuticals, Inc., 2.25%, Due 6/15/13, (A)	750,000	813,750
Endo Pharmaceuticals Holdings, Inc., 1.75%, Due 4/15/15, (A)	750,000	1,059,375
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A) (1)	750,000	845,625
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A) (1)	750,000	871,875
Millipore Corp. (Merck KGA), 3.75%, Due 6/1/26, (BB) (3,4)	750,000	919,125
Mylan, Inc., 1.25%, Due 3/15/12, (BB)	1,500,000	1,659,375
Onyx Pharmaceuticals, Inc., 4.00%, Due 8/15/16, (BBB)	750,000	882,184
Salix Pharmaceuticals, Inc., 2.75%, Due 5/15/15, (BBB)	500,000	540,625

		9,622,559

Real Estate - 1.6%
Corporate Office Properties LP, 4.25%, Due 4/15/30, (NR)	500,000	513,125
Lexington Realty Trust, 6.00%, Due 1/15/30, (NR)	1,000,000	1,393,750

		1,906,875

Semiconductors - 5.1%
Intel Corp., 2.95%, Due 12/15/35, (A) (3)	1,500,000	1,550,625
Intel Corp., 3.25%, Due 8/1/39, (A)	1,000,000	1,181,250
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A) (1)	250,000	253,438
Micron Technology, Inc., 1.875%, Due 6/1/14, (B)	1,000,000	1,092,500
Photronics, Inc., 3.25%, Due 4/1/16, (BBB) (1)	100,000	114,000
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	1,000,000	1,137,500
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB) (1)	500,000	630,000

		5,959,313

Telecommunications - 8.1%
Anixter International, Inc., 1.00%, Due 2/15/13, (B)	1,000,000	1,260,000
Comtech Telecommunications Co., 3.00%, Due 5/1/29, (BBB)	500,000	520,625
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,500,000	1,627,500
Equinix, Inc., 4.75%, Due 6/15/16, (B)	500,000	674,375
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	186,188
General Cable Corp., 4.50%, Due 11/15/29, (BB)	500,000	700,625
Interdigital, Inc., 2.50%, Due 3/15/16, (AA) (1)	625,000	682,031
NII Holdings, Inc., 3.125%, Due 6/15/12, (B)	1,000,000	1,010,000
SBA Communications Corp., 1.875%, Due 5/1/13, (BBB)	1,000,000	1,145,000
SBA Communications Corp., 4.00%, Due 10/1/14, (BBB)	500,000	732,500
Telecommunication Systems, Inc., 4.50%, Due 11/1/14, (B) (1)	1,000,000	946,250

		9,485,094

Transportation - 2.5%
Dryships, Inc., 5.00%, Due 12/1/14, (NR)	750,000	754,688
The Greenbrier Companies, Inc., 3.50%, Due 4/1/18, (B) (1)	375,000	391,425
UAL Corp., 4.50%, Due 6/30/21, (CCC)	1,000,000	1,013,800
Ultrapetrol (Bahamas) Ltd., 7.25%, Due 1/15/17, (B) (1)	750,000	735,000

		2,894,913

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments March 31, 2011 (continued)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Travel & Leisure - 1.9%
Home Inns & Motels Management, Inc., 2.00%, Due 12/15/15, (NR) (1)	$500,000	$512,500
MGM Resorts International, 4.25%, Due 4/15/15, (CCC)	750,000	794,062
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (BBB)	1,000,000	882,500

		2,189,062

TOTAL CONVERTIBLE BONDS AND NOTES		76,012,961

CORPORATE BONDS - 0.4%

Financial Services - 0.4%
Lehman Brothers Holdings, Inc., 1.00%, Due 3/23/09, (NR) (5)	1,500,000	247,500
Lehman Brothers Holdings, Inc., 6.00%, Due 10/12/10, (NR) (5)	50,000	206,500

		454,000

TOTAL CORPORATE BONDS		454,000

CONVERTIBLE PREFERRED STOCKS - 12.7%
	Shares

Banking/Savings and Loan - 5.7%
Bank of America Corp., 7.25%, (BB)	1,600	1,617,584
Fifth Third Bancorp, 8.50%, (BB)	12,000	1,773,600
New York Community Capital Trust V, 6.00%, (BBB)	24,000	1,218,000
Wells Fargo & Co., 7.50%, (BBB)	2,000	2,070,400

		6,679,584

Energy - 1.8%
ATP Oil & Gas Corp., 8.00%, (CCC)	5,000	523,125
Chesapeake Energy Corp., 5.00%, (B)	15,000	1,561,875
Whiting Petroleum Corp., 6.25%, (B)	131	45,436

		2,130,436

Financial Services - 0.7%
Hartford Financial Services Group, Inc., 7.25%, (BB)	30,000	782,400

Foods - 0.7%
Bunge Ltd., 4.875%, (BB)	7,500	786,750

Real Estate - 0.4%
Health Care REIT, Inc., 6.50%, (BB)	10,000	521,000

Retail - 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,4,6)	567,810	756,793

Telecommunications - 0.8%
Crown Castle International Corp., 6.25%, (BB)	16,000	987,200

Tools - 1.0%
Stanley Black & Decker, Inc., 4.25%, (BBB)	10,000	1,197,400

Utilities - 0.8%
PPL Corp., 4.75%, (BBB)	18,500	984,940

TOTAL CONVERTIBLE PREFERRED STOCKS		14,826,503

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments March 31, 2011 (continued)

	Shares	Value (Note 1)

MANDATORY CONVERTIBLE SECURITIES - 13.5% (7)

Automotive - 1.2%
General Motors Co., 4.75%, Due 12/1/13, (B)	30,000	$1,446,000

Data Processing - 0.4%
Unisys Corp., 6.25%, Due 3/1/14, (B)	5,000	448,250

Energy - 3.9%
Apache Corp., 6.00%, Due 8/1/13, (A)	23,000	1,629,780
Great Plains Energy, Inc., 12.00%, Due 6/15/12, (BBB) (3)	25,000	1,613,750
UBS AG Exchangeable Note (SOLR), 6.75%, Due 9/15/13, (NR)	40,000	1,345,200

		4,588,730

Financial Services - 2.4%
Citigroup, Inc., 7.50%, Due 12/15/12, (A)	14,000	1,771,000
MetLife, Inc., 7.50%, Due 10/8/14, (BBB)	12,500	1,060,625

		2,831,625

Foods - 1.0%
2009 Dole Food ACES Trust, 7.00%, Due 11/1/12, (CCC)	90,000	1,168,596

Home Building - 0.3%
Beazer Homes USA, Inc., 7.25%, Due 8/15/13, (CCC)	17,500	366,450

Metals and Mining - 2.6%
AngloGold Ashanti Ltd., 6.00%, Due 9/15/13, (NR)	5,900	317,656
UBS AG Exchangeable Note (SWC), 9.375%, Due 6/15/12, (NR)	12,000	342,000
Vale Capital II (Vale S.A.), 6.75%, Due 6/15/12, (BBB)	25,700	2,390,450

		3,050,106

Transportation - 0.7%

2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR) (1)	60,000	825,000

Utilities - 0.9%
Nextera Energy, Inc., 7.00%, Due 9/1/13, (A)	20,000	1,028,800

TOTAL MANDATORY CONVERTIBLE SECURITIES (7)		15,753,557

COMMON STOCKS - 6.7%

Energy - 0.8%
ConocoPhillips	11,282	900,981

Media and Entertainment - 0.6%
The Walt Disney Co.	15,000	646,350

Multi-Industry - 0.0%
Applied Energetics, Inc.	8,818	5,820

Pharmaceuticals - 1.5%
Abbott Labs	10,000	490,500
Bristol Myers Squibb Co.	20,000	528,600
Merck & Co., Inc.	23,651	780,720

		1,799,820

Telecommunications - 3.8%
AT&T Inc.	70,000	2,142,000
Verizon Communications Inc.	60,000	2,312,400

		4,454,400

TOTAL COMMON STOCKS		7,807,371

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments March 31, 2011 (continued)

Value
(Note 1)

Total Convertible Bonds and Notes - 65.0%	$76,012,961
Total Corporate Bonds - 0.4%	454,000
Total Convertible Preferred Stocks - 12.7%	14,826,503
Total Mandatory Convertible Securities - 13.5%	15,753,557
Total Common Stocks - 6.7%	7,807,371

Total Investments - 98.3%	114,854,392

Other Assets, Net of Liabilites - 1.7%	2,003,624

Total Net Assets - 100.0%	$116,858,016

(1)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2011 was $13,830,773, which represented 11.8% of the Fund’s net assets.

(2)	Non-income producing security.

(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(4)

Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $1,675,918 at March 31, 2011, which represented 1.4% of the Fund’s net assets.

(5)	Security in default.

(6)

Restricted securities include securities that have not been registered under the Securities Act and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2011, the Fund was invested in the following restricted security:

Amerivon Holdings LLC 4.00% preferred

(7)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:
Ratings are derived by management from various sources.
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply). Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).
Where a security is not rated by S&P, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *

% of Portfolio

AAA	1
AA	4
A	15
BBB	23
BB	17
B	14
CCC & below	3
Not Rated	23

* Excludes common stock and cash.

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Statement of Assets and Liabilities (unaudited)

March 31, 2011

Assets:
Investments at value (cost $104,628,048) (Note 1)	$114,854,392
Cash	2,452,898
Receivable for securities sold	650,099
Dividends and interest receivable	688,067
Other assets	17,975

Total assets	118,663,431

Liabilities:
Payable for securities purchased	1,788,472
Accrued management fee (Note 2)	11,710
Other liabilities	5,233

Total liabilities	1,805,415

Net Assets	$116,858,016

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$134,091
Additional paid-in capital	117,400,407
Undistributed net investment income	237,572
Accumulated net realized loss from investment transactions	(11,140,398)
Unrealized appreciation on investments	10,226,344

Net Assets	$116,858,016

Net asset value per share ($116,858,016 ÷ 13,409,101 outstanding shares)	$8.71

Statement of Operations (unaudited)
For the Six Months Ended March 31, 2011

Investment Income (Note 1):
Interest	$1,560,616
Dividends	1,011,575

Total income	2,572,191

Expenses (Note 2):
Management fee	405,529
Custodian	7,486
Transfer agent	16,011
Legal fees	33,877
Audit fees	19,549
Trustees’ fees	53,500
Reports to shareholders	23,418
Administrative services fees	28,819
Other	41,104

Total expenses	629,293

Net Investment Income	1,942,898

Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	2,471,242
Net unrealized appreciation of investments	7,634,314

Net gain on investments	10,105,556

Net Increase in Net Assets Resulting from Operations	$12,048,454

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Statement of Changes in Net Assets

	Six Months Ended March 31, 2011(a)	Year Ended September 30, 2010

Change in net assets from operations:
Net investment income	$1,942,898	$3,446,483
Net realized gain from investment transactions	2,471,242	4,634,484
Net unrealized appreciation of investments	7,634,314	6,680,773

Net increase in net assets resulting from operations	12,048,454	14,761,740

Dividends to shareholders from:
Net investment income	(1,766,548)	(4,013,350)

Capital share transactions (Note 3)	343,391	511,372

Change in net assets	10,625,297	11,259,762

Net assets at beginning of period	106,232,719	94,972,957

Net assets at end of period	$116,858,016	$106,232,719

Undistributed net investment income at end of period	$237,572	$789,831

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended March 31, 2011(a)
			Years Ended September 30,

			2010	2009	2008	2007	2006

Operating Performance:
Net asset value, beginning of period	$7.95		$7.15	$7.18	$10.27	$9.60	$9.29

Net investment income	0.16		0.26	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss)	0.73		0.84	(0.04)	(2.24)	1.00	0.29

Total from investment operations	0.89		1.10	0.29	(1.93)	1.33	0.62
Less Distributions:
Dividends from net investment income	(0.13)		(0.30)	(0.32)	(0.33)	(0.39)	(0.31)
Distributions from realized gains	—		—	—	(0.83)	(0.27)	—

Total distributions	(0.13)		(0.30)	(0.32)	(1.16)	(0.66)	(0.31)

Net asset value, end of period	$8.71		$7.95	$7.15	$7.18	$10.27	$9.60

Market value, end of period	$7.59		$7.17	$6.16	$5.30	$9.09	$8.20
Total Market Value Return (%)(b)	7.8		21.9	23.9	(33.3)	19.6	8.8
Total Net Asset Value Return (%)(b)	11.6		16.4	6.1	(21.0)	14.4	6.8
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$116,858		$106,233	$94,973	$94,497	$129,952	$119,264
Ratio of expenses to average net assets (%)	1.2	(c)	1.1	1.2	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	3.9	(c)	3.5	5.5	3.6	3.4	3.6
Portfolio turnover rate (%)	30		62	71	61	84	60

(a)	Unaudited.
(b)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(c)	Annualized.

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of the Fund as of March 31, 2011:

	Level 1	Level 2	Level 3

Investments in Securities:
Common Stocks:
Energy	$900,981	$—	$—
Media and Entertainment	646,350	—	—
Multi-Industry	5,820	—	—
Pharmaceuticals	1,799,820	—	—
Telecommunications	4,454,400	—	—

Total Common Stocks	7,807,371	—	—

Convertible Bonds and Notes	—	75,093,836	919,125
Corporate Bonds and Notes	—	454,000	—
Convertible Preferred Stocks	—	14,069,710	756,793
Mandatory Convertible Securities	—	15,753,557	—

Total Investments	$7,807,371	$105,371,103	$1,675,918

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$—	$—	$750,000	$750,000
Change in unrealized appreciation (depreciation)	—	—	—	—
Net transfers in/out of level 3	—	—	6,793	6,793

Ending balance	$—	$—	$756,793	$756,793

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 1 cent per share for the six months ended March 31, 2011. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2011, there were unrealized losses of approximately 2 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”). The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 were as follows:

	2010	2009

Ordinary income	$4,209,494	$7,214,059
Net realized gain on investments	—	7,565,939

	$4,209,494	$14,779,998

At March 31, 2011, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$14,691,467
Unrealized depreciation	(4,575,040)

Net unrealized appreciation	10,116,427
Cost for federal income tax purposes	$104,737,966

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $15,753,557 at March 31, 2011, representing 13.5% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2011, there were 13,409,101 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2011, 48,638 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $343,391.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $39,288,338 and $33,277,243, respectively, for the six months ended March 31, 2011.

NOTE 4 - SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through May 31, 2011, the date the financial statements have been issued, and has determined that no events have occurred that require disclosure.

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2010. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible for, among other things, (a) supervising all aspects of the operations of the Fund; (b) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determining which issuers and securities will be represented in the Fund’s investment portfolio and regularly reporting thereon to the Board; (d) placing orders for the purchase and sale of securities for the Fund; (e) taking all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. in connection with portfolio securities; and (f) taking, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above. Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and visits to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2011. The independent trustees also commented favorably on the addition of James Dinsmore to the portfolio management team.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2010 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

meant, in turn, that the comparison to the Fund was not perfect. Both the Board and the independent trustees noted that the Fund’s performance for the five-and ten-year periods was almost identical to that of the average of the peer group of open-end funds, but was significantly above the average performance of such open-end funds for the one-year period and worse than such average performance for the three-year period. In evaluating the Fund’s performance against funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund’s competitors engage in leverage, which has increased their returns, but have done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage and, in fact, has a lower standard deviation (one measure of performance volatility) than the average peer fund. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2010 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), and the S&P 500® Index. Both the Board and the independent trustees noted that, although the Fund’s performance was slightly below that of the VXA0 for all periods under review, when adjusted for fees (because the VXA0 incurs no fees), the Fund’s performance results were better than those of the VXA0 for the one-year and ten-year periods and almost as good as the VXA0 or the three-year and five-year periods. However, the Fund’s performance was above that of the VXA1 and the S&P 500® Index for all periods, even before adjusting for expenses. Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund’s portfolio management team and that performance of the Fund was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that the Fund was over the

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements, including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent three fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

ELLSWORTH FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Miscellaneous Notes

Results of the 2011 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on January 14, 2011. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2013	Shares voted for	Shares withheld

Thomas H. Dinsmore	10,006,289	1,485,259
Daniel D. Harding	10,035,667	1,455,881

2.

The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 10,078,419 shares voted for, 1,257,065 shares voted against and 156,064 shares abstained.

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about its shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the annual and semi-annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177 or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, C.F.A.	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, C.F.A.
DANIEL D. HARDING, C.F.A.	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com
Officers
Investment Adviser
THOMAS H. DINSMORE, C.F.A.	Dinsmore Capital Management Co.
Chairman of the Board	65 Madison Avenue, Suite 550
and Chief Executive Officer	Morristown, NJ 07960
(973) 631-1177
JANE D. O’KEEFFE
President	Custodian
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE Amex Symbol: ECF

JAMES A. DINSMORE, C.F.A.	Legal Counsel
Vice President	Ballard Spahr LLP

H. TUCKER LAKE, JR.	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of June 9, 2011, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President, and Mr. James A. Dinsmore, Vice President, comprise the three-person portfolio management team of Ellsworth Fund Ltd. (the “Fund”).  Mr. Thomas H. Dinsmore has served as portfolio manager since 1996, and Ms. O’Keeffe and Mr. James Dinsmore became co-portfolio managers on January 1, 2011.  Ms. O’Keeffe has served as President of the Fund since 1996 and Managing Director of Research for Dinsmore Capital Management Co. (“Dinsmore Capital”) also since 1996.  Mr. James A. Dinsmore has served as Vice President of the Fund since 2007 and has been a research analyst with Dinsmore Capital since 2004.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.  Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.  Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2)  The portfolio management team comprised of Mr. Thomas H. Dinsmore, Ms. Jane D. O'Keeffe and Mr. James A. Dinsmore is also primarily responsible for the day-to-day management of one registered investment company, Bancroft Fund Ltd. (“Bancroft”), with total assets of $106,478,807 as of June 9, 2011, and one pooled investment vehicle, Dinsmore Equity Income Fund LP (“DEI Fund”), with total assets of $289,210 as of June 9, 2011.  The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President and Mr. James Dinsmore is Vice President of Ellsworth.  This information is as of June 9, 2011.  The Fund and Bancroft have similar investment objectives and strategies.  As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Fund and Bancroft have adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

As to DEI Fund, because the Fund and DEI Fund have different investment objectives and strategies, we do not anticipate material conflicts of interest arising between the two funds.

(3) This information is as of June 9, 2011.  The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan.  Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually.  Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities.  Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

Because DEI Fund has such a modest level of assets under management, the Portfolio Management team is not being compensated by Dinsmore Capital with respect to DEI Fund at present.

(4) As of June 9, 2011, Mr. Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.  Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.  Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $50,001-$100,000.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

 ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 31, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of May 31, 2011, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 9, 2011

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 9, 2011